UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------

                   Date of Report
                   (Date of earliest
                   event reported):        February 14, 2007


                          Journal Communications, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        1-31805                     20-0020198
---------------                  --------------                 ----------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                333 West State Street, Milwaukee, Wisconsin 53203
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 224-2616
                          -----------------------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.        Other Events.
---------         ------------

                  As previously disclosed, on November 13, 2006, Journal Communications, Inc. ("Journal") and Norlight Telecommunications, Inc. ("Norlight") entered into a Stock Purchase Agreement with Q-Comm Corporation ("Q-Comm"), pursuant to which Journal will sell all of the issued and outstanding capital stock of Norlight to Q-Comm for a purchase price of $185 million, subject to certain working capital and long-term liability adjustments. The sale is subject to federal and state regulatory approvals.

                  Norlight constituted the Company's "Telecommunications" reportable segment and Exhibits 99.1 and 99.2 to this report reflect Norlight's operations as discontinued operations in the consolidated statements of earnings for each of the Company's quarterly periods in its fiscal year ended December 31, 2006.


Item 9.01.        Financial Statements and Exhibits.
---------         ---------------------------------

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Not applicable.

                  (d) Exhibits. The following exhibits are being filed herewith:
                      --------

                      (99.1) Consolidated Statements of Earnings (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 26, June 25, September 24 and December 31, 2006.

                      (99.2) Segment Information (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 26, June 25, September 24 and December 31, 2006.






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


                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JOURNAL COMMUNICATIONS, INC.



Date:  February 14, 2007               By:     /s/ Paul M. Bonaiuto
                                            ------------------------------------
                                              Paul M. Bonaiuto
                                              Executive Vice President and
                                               Chief Financial Officer






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


                          JOURNAL COMMUNICATIONS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                         Report Dated February 14, 2007


Exhibit No.
-----------

     (99.1) Consolidated Statements of Earnings (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 26, June 25, September 24 and December 31, 2006.

     (99.2) (Segment Information (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 26, June 25, September 24 and December 31, 2006.











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